UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2026

PENN Entertainment, Inc.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-24206	23-2234473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200
Wyomissing, PA 19610
(Address of Principal Executive Offices, and Zip Code)

610-373-2400
Registrant’s Telephone Number, Including Area Code

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

PENN Entertainment, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”) on June 16, 2026. There were present at the Annual Meeting, either in person or by proxy, holders of 116,378,236 shares of common stock. A description of each matter voted upon at the Annual Meeting is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2026. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

1.
The following Class III Director nominees were elected to the Company’s Board of Directors (the “Board”) to serve until the 2029 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The votes cast for each nominee were as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
Marla Kaplowitz	89,774,779	13,297,143	13,306,314
Jane Scaccetti	92,971,444	10,100,478	13,306,314
Fabio Schiavolin	102,312,318	759,604	13,306,314
Jay Snowden	99,755,630	3,316,292	13,306,314

The term of office of each of David Handler, Vimla Black-Gupta, Anuj Dhanda, Heather Ace, Jeffrey Fox, Johnny Hartnett and Carlos Ruisanchez continued following the Annual Meeting.

2.	The results of the vote to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the 2026 fiscal year were as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
115,909,227	276,451	192,558	0

3.	The results of the advisory vote on executive compensation of the Company’s Named Executive Officers for the 2025 fiscal year were as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
90,146,492	12,778,578	146,852	13,306,314

4.	The results of the vote to approve the third amendment to the Company’s 2022 Long-Term Incentive Compensation Plan were as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
81,706,683	21,249,317	115,922	13,306,314

5.	The results of the advisory vote to approve the shareholder proposal regarding the annual elections of directors were as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
82,389,215	20,495,322	187,385	13,306,314

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 18, 2026	PENN ENTERTAINMENT, INC.

		By:	/s/ Christopher Rogers
Christopher Rogers
Executive Vice President, Chief Strategy and Legal Officer and Secretary